Dreyfus Premier

      GNMA Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                            22Independent    Auditors'    Report

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier GNMA Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. Faced with allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed
well,   despite   the   bankruptcies   of   several  major  U.S.  corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved total returns of 7.60% for Class A shares, 7.05% for Class B shares and 6.73% for Class C shares. The fund also produced aggregate income dividends of approximately $0.5680, $0.4895 and $0.4528 for its Class A, B and C shares, respectively.(1) In comparison, the fund' s benchmark, the Lehman Brothers GNMA Index (the " Index" ), achieved a total return of 8.69% for the same period.(2)

We attribute the fund and GNMA market's generally strong overall performance to falling interest rates, low inflation and surging investor demand, which supported bond prices throughout the year. The fund's underperformance of the Index can mainly be attributed to fund expenses. While the Index outperformed all share classes during the reporting period, the Index does not take into account any charges, fees, and other expenses associated with running a mutual fund.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's new investment objective is to seek to maximize total return consisting of capital appreciation and current income. Previously, the fund's investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

The fund invests at least 80% of its assets in Government National Mortgage Association (" Ginnie Mae" or "GNMA") securities. Up to 20% of assets may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund is not permitted to invest in any other type of security. Also, effective January 20, 2003, for the first time the fund became eligible to engage in derivatives transactions, such as futures and options.

We employ a four-step investment process:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns of mortgage-related securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze 30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund and fixed-income markets were supported during the reporting period by a sluggish U.S. economy. Although an economic recovery began early in 2002, it proved to be less robust than most investors had expected. As a result, early expectations that the Federal Reserve Board (the "Fed") might raise interest rates were soon dashed. In fact, the Fed cut short-term interest rates in November, driving the federal funds rate to 1.25%.

The  fund  and  bond markets were also influenced by non-economic factors during the reporting period. Allegations of corporate malfeasance arose at several major U.S. corporations, undermining investor confidence. Mounting fears of a war in Iraq and a persistently weak U.S. stock market hurt investor sentiment further. As a result, investors continued to shun assets, such as stocks and corporate bonds, in favor of investments that historically have been more stable, such as U.S. government securities. As investor demand for government-backed bonds intensified, prices of U.S. Treasury and GNMA securities rose.

However, U.S. Treasuries generally fared better than GNMAs. That's because declining interest rates translated into lower mortgage rates, and homeowners refinanced their existing mortgages in record numbers. By prepaying their mortgages, homeowners effectively returned principal early to bondholders, reducing the value of their mortgage-backed investments. During the first half of the reporting period, the fund's prospectus required that the fund maintain 95% of its assets in GNMA securities. As a result of this requirement, the
fund'   s    absolute    performance    suffered    and

its performance relative to other GNMA funds also suffered as the fund could not
take   full   advantage   of   the   rising   prices   for   U.S.   Treasuries.

After the fund' s Board of Trustees approved a structural change in July 2002, which required the fund to normally invest only 80% of the fund's assets in GNMA certificates, the fund began to increase its allocation to U.S. Treasuries. Toward the end of the reporting period, we increased the fund's allocation to Treasuries to approximately 20%, the maximum permitted by the prospectus. The remaining 80% of the fund's assets was invested in GNMA securities, where we attempted to reduce the impact of mortgage prepayments by focusing primarily on securities with relatively low coupon rates. We also invested in GNMA project loans, which have no prepayment provisions. These changes helped boost the
fund'   s    overall    returns.

What is the fund's current strategy?

Throughout the reporting period, we set the fund's average duration -- a measure of sensitivity to changing interest rates -- at points that generally were longer than those of the Index. This stance helped us maintain existing yields for as long as practical. However, the fund's and Index's average durations shortened naturally as interest rates fell, and yields on two-year U.S. Treasury
notes    stood   at   record   lows   at   the   reporting   period'  s   end.

Accordingly, we have adopted a more cautious stance. In our view, interest rates and U.S. Treasury yields have little room to fall further, but plenty of room to rise if the economy gains momentum. Therefore, we are prepared to shift toward more defensive strategies as soon as signs of stronger economic growth emerge.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier GNMA Fund Class A shares and the Lehman Brothers GNMA Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER GNMA FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED, UNHEDGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 12/31/02

                                                  Inception                                                      From
                                                    Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                    2.77%          5.34%           5.97%
WITHOUT SALES CHARGE                                                7.60%          6.32%           6.46%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))            1/15/93          3.05%          5.44%            --           6.06%((+)(+))
WITHOUT REDEMPTION                                 1/15/93          7.05%          5.76%            --           6.06%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))     10/16/95          5.73%          5.46%            --           5.73%
WITHOUT REDEMPTION                                10/16/95          6.73%          5.46%            --           5.73%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002

                                                                                              Principal

BONDS AND NOTES--103.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--82.9%

Government National Mortgage Association I:

   5.5%                                                                                      20,884,000  (a)          21,351,674

   6%                                                                                        14,800,000  (a)          15,396,588

   6.5%, 11/15/2007-6/15/2032                                                                28,504,130               30,041,351

   7.5%, 2/15/2022-12/15/2023                                                                 3,486,797                3,749,388

   8%, 4/15/2008-12/15/2022                                                                   3,383,946                3,675,632

   8.5%, 10/15/2016-11/15/2022                                                                1,468,929                1,623,460

   9%, 4/15/2019-12/15/2022                                                                     908,610                1,011,896

   9.5%, 5/15/2018-1/15/2025                                                                    698,789                  787,390

   11.5%, 1/15/2013                                                                              30,935                   35,993

   Project Loans:

      6.32%, 10/15/2033                                                                       1,477,502                1,633,169

      6.375%, 2/15/2028                                                                       1,412,642                1,560,957

      6.45%, 8/15/2033                                                                        1,149,161                1,276,940

      6.5%, 7/15/2033                                                                           902,710                1,004,902

      6.625%, 11/15/2033                                                                      1,673,238                1,847,067

      7.25%, 4/15/2032                                                                        6,000,000                6,736,676

Government National Mortgage Association II:

   4%, 7/20/2030-8/20/2030                                                                    1,011,729  (b)           1,036,576

   4.25%, 4/20/2030                                                                           3,768,871  (b)           3,865,832

   4.5%, 4/20/2032-7/20/2032                                                                 14,014,522  (b)          14,344,106

   5%, 4/20/2032-8/20/2032                                                                   14,937,518  (b)          15,351,172

   6.5%, 5/20/2031                                                                           17,418,682               18,180,750

   7%, 1/20/2028-4/20/2032                                                                   22,195,821               23,390,272

   7.5%, 9/20/2030                                                                              177,999                  189,735

   8%, 10/20/2026                                                                             2,456,322                2,663,562

   9%, 7/20/2025                                                                                792,165                  875,833

   11%, 12/20/2013-10/20/2015                                                                   267,268                  310,152

                                                                                                                     171,941,073

U.S. GOVERNMENT--20.3%

U.S. Treasury Notes:

   4%, 11/15/2012                                                                             2,000,000                2,028,900

   7.875%, 11/15/2004                                                                        36,000,000               40,211,640

                                                                                                                      42,240,540

TOTAL BONDS AND NOTES

   (cost $208,602,457)                                                                                               214,181,613


                                                                                              Principal

SHORT-TERM INVESTMENTS--32.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.17%, 1/2/2003                                                                              525,000                  525,000

   1.19%, 1/9/2003                                                                            3,400,000                3,399,286

   1.16%, 1/16/2003                                                                          19,120,000               19,111,970

   1.18%, 3/20/2003                                                                           8,500,000                8,479,600

   1.19%, 5/1/2003                                                                           28,000,000               27,891,640

   1.20%, 6/26/2003                                                                           8,950,000                8,899,522

TOTAL SHORT-TERM INVESTMENTS

   (cost $68,299,538)                                                                                                 68,307,018
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $276,901,995)                                                                            136.1%             282,488,631

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (36.1%)            (74,993,356)

NET ASSETS                                                                                        100.0%             207,495,275

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           276,901,995   282,488,631

Cash                                                                    998,887

Receivable for investment securities sold                             7,158,449

Interest receivable                                                   1,175,375

Receivable for shares of Beneficial Interest subscribed                 464,384

Prepaid expenses                                                         48,480

                                                                    292,334,206
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           199,473

Payable for investment securities purchased                          84,394,661

Payable for shares of Beneficial Interest redeemed                       76,982

Accrued expenses                                                        167,815

                                                                     84,838,931
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      207,495,275
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     202,133,017

Accumulated undistributed investment income--net                         33,095

Accumulated net realized gain (loss) on investments                    (257,473)

Accumulated gross unrealized appreciation on investments              5,586,636
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      207,495,275



NET ASSET VALUE PER SHARE

                                                                              Class A     Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            100,310,608  78,149,805     29,034,862

Shares Outstanding                                                          6,406,646   4,988,582      1,854,769
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.66       15.67          15.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,795,922

EXPENSES:

Management fee--Note 3(a)                                              961,469

Shareholder servicing costs--Note 3(c)                                 662,795

Distribution fees--Note 3(b)                                           430,158

Prospectus and shareholders' reports                                    66,980

Professional fees                                                       60,441

Registration fees                                                       58,459

Custodian fees--Note 3(c)                                               40,908

Trustees' fees and expenses--Note 3(d)                                   7,304

Loan commitment fees--Note 2                                             2,541

TOTAL EXPENSES                                                       2,291,055

INVESTMENT INCOME--NET                                               5,504,867
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,643,159

Net unrealized appreciation (depreciation) on investments            3,873,949

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,517,108

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,021,975

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,504,867             5,638,107

Net realized gain (loss) on investments         2,643,159             2,206,179

Net unrealized appreciation
   (depreciation) on investments                3,873,949               543,007

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,021,975             8,387,293
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,609,116)           (4,019,378)

Class B shares                                 (1,815,345)           (1,375,315)

Class C shares                                   (546,785)             (282,753)

TOTAL DIVIDENDS                                (5,971,246)           (5,677,446)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                106,126,440            60,949,657

Class B shares                                 48,715,026            25,297,506

Class C shares                                 22,596,293             9,825,666

Dividends reinvested:

Class A shares                                  2,369,251             2,719,110

Class B shares                                  1,205,290               889,649

Class C shares                                    333,793               176,797

Cost of shares redeemed:

Class A shares                               (105,403,136)          (59,409,033)

Class B shares                                (15,832,600)          (11,796,065)

Class C shares                                 (5,361,906)           (3,884,529)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            54,748,451            24,768,758

TOTAL INCREASE (DECREASE) IN NET ASSETS        60,799,180            27,478,605
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           146,696,095           119,217,490

END OF PERIOD                                 207,495,275           146,696,095

Undistributed investment income--net               33,095                41,073


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     6,925,827             4,046,750

Shares issued for dividends reinvested            153,734               180,733

Shares redeemed                                (6,877,556)           (3,950,131)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     202,005               277,352
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     3,149,530             1,677,569

Shares issued for dividends reinvested             77,979                59,013

Shares redeemed                                (1,026,108)             (782,647)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,201,401               953,935
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,461,209               651,338

Shares issued for dividends reinvested             21,580                11,730

Shares redeemed                                  (348,065)             (257,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,134,724               405,449

(A) DURING THE PERIOD ENDED DECEMBER 31, 2002, 76,032 CLASS B SHARES REPRESENTING $1,173,702 WERE AUTOMATICALLY CONVERTED TO 76,080 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2001, 200,669 CLASS B SHARES REPRESENTING $3,038,563 WERE AUTOMATICALLY CONVERTED TO 199,803 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.10          14.76          14.23          14.89         14.76

Investment Operations:

Investment income--net                                            .53(b)         .68(b)         .81            .78           .81

Net realized and unrealized
   gain (loss) on investments                                     .60            .35            .54           (.67)          .13

Total from Investment Operations                                 1.13           1.03           1.35            .11           .94

Distributions:

Dividends from investment income--net                            (.57)          (.69)          (.82)          (.77)         (.81)

Net asset value, end of period                                  15.66          15.10          14.76          14.23         14.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.60           7.12           9.82            .75          6.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.06           1.04           1.08           1.06          1.05

Ratio of net investment income
   to average net assets                                         3.41           4.57           5.67           5.31          5.44

Portfolio Turnover Rate                                        366.50         507.76         693.19         425.33        283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         100,311         93,701         87,494         85,157        94,369

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.61% TO 4.57%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.11          14.77          14.24          14.90         14.78

Investment Operations:

Investment income--net                                            .44(b)         .60(b)         .74            .70           .73

Net realized and unrealized
   gain (loss) on investments                                     .61            .36            .54           (.67)          .12

Total from Investment Operations                                 1.05            .96           1.28            .03           .85

Distributions:

Dividends from investment income--net                            (.49)          (.62)          (.75)          (.69)         (.73)

Net asset value, end of period                                  15.67          15.11          14.77          14.24         14.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              7.05           6.58           9.27            .23          5.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.57           1.55           1.59           1.57          1.56

Ratio of net investment income
   to average net assets                                         2.88           3.99           5.17           4.76          4.93

Portfolio Turnover Rate                                        366.50         507.76         693.19         425.33        283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          78,150         42,121         27,080         30,833        41,775

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON  INVESTMENTS  PER SHARE BY LESS THAN $.01, AND DECREASE THE RATIO
     OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM 4.03% TO 3.99%.  PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.10          14.76          14.24          14.90         14.77

Investment Operations:

Investment income--net                                            .40(b)         .56(b)         .70            .66           .68

Net realized and unrealized
   gain (loss) on investments                                     .60            .36            .53           (.66)          .13

Total from Investment Operations                                 1.00            .92           1.23             --           .81

Distributions:

Dividends from investment income--net                            (.45)          (.58)          (.71)          (.66)         (.68)

Net asset value, end of period                                  15.65          15.10          14.76          14.24         14.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.73           6.32           8.90           (.03)         5.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.80           1.79           1.85           1.85          1.80

Ratio of net investment income
   to average net assets                                         2.63           3.68           4.90           4.52          4.40

Portfolio Turnover Rate                                        366.50         507.76         693.19         425.33        283.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          29,035         10,874          4,644          2,247         2,561

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.72% TO 3.68%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA Fund (the  "fund")  is  registered  under the  Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.


The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an
independent   pricing   service  (the  "Service" ) approved  by  the   The  Fun

NOTE 1-Significant Accounting Policies:

Dreyfus Premier GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,439 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $33,095, accumulated capital losses $210,053 and unrealized appreciation $5,556,949. In addition, the portfolio had $17,733 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year. The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2007. The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income of $5,971,246 and $5,677,446. During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $458,401 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2-Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. During the period ended December 31, 2002, the Distributor retained $30,717 from commissions earned on sales of the fund's Class A shares and $207,423 and $8,805 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2002, Class B and Class C shares were charged $288,622 and $141,536, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2002, Class A, Class B and Class C shares were charged $245,542, $144,311 and $47,178, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $149,834 pursuant to the transfer agency agreement. The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $40,908 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $653,638,866 and $568,034,037, respectively. The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors. At December 31, 2002, the cost of investments for federal income tax purposes was $276,931,682; accordingly, accumulated gross unrealized appreciation on investments was $5,556,949.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Trustees Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 12, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Peggy C. Davis (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (70)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
(1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

Nathan Leventhal (60)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprising 77 portfolios) managed by the Manager. He is 34 years old and had been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  027AR1202